UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  February 18, 2009

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East First Street

Suite 600

Reno, Nevada 89501

(Address of principal executive offices and zip code)

(775) 786-5527

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02
and 8.01	Results of Operations and Financial Condition and Other Events.

JDCC’s net income was $35.0 million for the first quarter, compared with net income of $77.2 million last year. Results were lower primarily due to narrower financing spreads, lower commissions from crop insurance and an increase in the provision for credit losses.

Net receivables and leases financed by JDCC were $18.459 billion at January 31, 2009, compared with $18.261 billion last year. Net receivables and leases administered, which include receivables administered but not owned, totaled $18.628 billion at January 31, 2009, compared with $18.470 billion a year ago.

Item 8.01	Other Events.

On December 16, 2008, JDCC entered into an agreement to issue $2 billion of FDIC guaranteed debt under the Temporary Liquidity Guarantee Program (TLGP).  Since then, the guidance has evolved and the FDIC published an additional frequently asked question (FAQ) on December 19, 2008, which in part, applied to all grandfathered unitary thrift holding companies such as JDCC.  Consistent with that FAQ, the FDIC has notified Deere & Company and JDCC that JDCC needs additional review and written determination from the FDIC prior to issuing additional FDIC guaranteed debt.  Accordingly, JDCC has submitted the documentation to the FDIC related to this and will continue to seek the guidance of the FDIC.  The 2.875% Senior Notes Due June 19, 2012 issued on December 19, 2008 continue to carry the FDIC guarantee.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

		(99.1)	Press release and supplemental financial information of Deere & Company (Filed herewith)

Items 2.02
and 7.01	Results of Operations and Financial Condition and Regulation FD Disclosure (Furnished herewith)

The schedules of Deere & Company Other Financial Information (Exhibit 99.2) and First Quarter 2009 Earnings Conference Call information (Exhibit 99.3) are furnished under Form 8-K Items 2.02 and 7.01 (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated February 18, 2009, file number (1-4121)). The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent John Deere Capital Corporation specifically incorporates the information by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Gregory R. Noe
Gregory R. Noe
Secretary
Dated: February 18, 2009

Exhibit Index

Number and Description of Exhibit

(99.1)

Press release and supplemental financial information of Deere & Company (Incorporated by reference from Item 9.01 of Deere & Company’s Current Report on Form 8-K dated February 18, 2009, file number (1-4121)). (Filed herewith)

(99.2)

Other Financial Information of Deere & Company (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated February 18, 2009, file number (1-4121)). (Furnished herewith)

(99.3)

First Quarter 2009 Earnings Conference Call information of Deere & Company (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated February 18, 2009, file member (1-4121). (Furnished herewith)